Up North Business Combination / Bitworks Asset Acquisition	12 Months Ended
Dec. 31, 2021
Up North Business Combination Bitworks Asset Acquisition Abstract
Up North Business Combination / Bitworks Asset Acquisition

Note 8 — Up North Business Combination / Bitworks Asset Acquisition

On November 2, 2021, the Company through a wholly owned subsidiary of TTM Digital executed a Membership Interest Purchase Agreement (“Up North Agreement”) with BWP Holdings, LLC (“BWP”) whereby the Company acquired the remaining 50.0% membership interest (“Transferred Membership Interest”) in Up North Hosting LLC (“Up North”) that it did not already own to bring its ownership in Up North to 100.0% (“UNH Acquisition”). In addition to the Transferred membership Interest the Company acquired certain data mining equipment BWP (“Bitworks Equipment” and collectively the “Acquisition”) that was resident in the Up North data center facility. The BWP transaction was accounted for as an asset acquisition. Total transaction consideration paid for the acquired interests of Up North and the Bitworks Equipment were $1.0 million and the issuance of 1.0 million shares of restricted common stock, $0.00001 par value of the Company.

The total transaction consideration paid for the Acquisition was valued at $1.4 million. The transaction consideration was allocated to the UNH Acquisition and the Bitworks Equipment in the amounts of $705,900 and $694,100, respectively. The UNH Acquisition was accounted for as a business combination using the acquisition method in accordance with Accounting Standards Codification 805, Business Combinations. In accounting for the UNH Acquisition the purchase consideration consisted of the fair value of the Up North membership interest previously owned by the Company and accounted for as an equity method investment of $631,500 and the transaction consideration allocated of $705,900 and reduced by the effective settlement of intercompany transactions of $104,285 for net purchase consideration of $1,233,115. The previous membership interest in Up North had a carrying value of $649,462 resulting in the recognition of a loss on the conversion of the equity method investment of $17,962.

The following table summarizes the amounts of identified assets acquired and liabilities assumed relating to the Acquisition:

(In thousands of dollars)	UNH Acquisition Fair Value	Bitworks Equipment Fair Value	Aggregate Fair Value
Cash	$87	$-	$87
Accounts receivable	67	-	67
Prepaid assets and other current assets	1	-	1
Property and equipment	1,098	694	1,792
Property tax abatement intangible	90	-	90
Other assets	34	-	34
Accounts payable	(90)	-	(90)
Accrued liabilities	(54)	-	(54)
Fair value allocated to net assets / (liabilities)	$1,233	$694	$1,927
Fair value of transaction consideration	$706	$694	$1,400
Fair value of equity method investment exchanged	631	-	631
Effective settlement of intercompany transactions	(104)	-	(104)
Fair value of purchase consideration	$1,233	$694	$1,927

Up North’s primary asset consists of a data center facility located in New York used for the hosting of cryptocurrency data mining operations. The value of the data center facility building, and improvements installed for the data center operations are approximately $1.1 million. The data center facility is located in an industrial redevelopment area which has a property tax abatement and pays certain fees in lieu of property taxes under an agreement with the Industrial Development Agency. Proforma financial information was not required as the acquisition was deemed not to have a material impact.